UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAMPLE

Your Vote Counts! AMGEN INC. 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET. For shares held in plans sponsored by Amgen or its subsidiaries, vote by May 13, 2021 11:59 PM ET. AMGEN INC. ONE AMGEN CENTER DRIVE THOUSAND OAKS, CA 91320-1799 ATTN: CORPORATE SECRETARY D41763-P54679 You invested in AMGEN INC. and it’s time to vote! You have the right to vote on items, including the election of directors, being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021. Get informed before you vote View the Notice of 2021 Annual Meeting of Stockholders, Proxy Statement, Form Proxy Card and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by making such request prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 18, 2021 11:00 A.M., Pacific Time For holders as of: March 19, 2021 Virtually at: www.virtualshareholdermeeting.com/AMGN2021 In light of the ongoing COVID-19 pandemic and our successful 2020 virtual annual meeting of stockholders, the Amgen Inc. 2021 Annual Meeting of Stockholders will be held solely by remote communication via the Internet. *Please check the meeting materials for any special requirements for meeting attendance. V1

SAMPLE

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the items being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect eleven directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2022 annual meeting of stockholders. The nominees for election to the Board of Directors are: 1a. Dr. Wanda M. Austin For 1b. Mr. Robert A. Bradway For 1c. Dr. Brian J. Druker For 1d. Mr. Robert A. Eckert For 1e. Mr. Greg C. Garland For 1f. Mr. Charles M. Holley, Jr. For 1g. Dr. Tyler Jacks For 1h. Ms. Ellen J. Kullman For 1i. Ms. Amy E. Miles For 1j. Dr. Ronald D. Sugar For 1k. Dr. R. Sanders Williams For 2. Advisory vote to approve our executive compensation. For 3. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D41764-P54679